Commitments and Contingencies	6 Months Ended
Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

(a) Time charters: As at June 30, 2016, the Company has entered into time charter arrangements on all of its vessels in operation, with the exception of one vessel, with international liner operators. These arrangements as at June 30, 2016, have remaining terms of up to 93 months. After June 30, 2016, future minimum contractual charter revenues assuming 365 revenue days per annum per vessel and the earliest redelivery dates possible, based on vessels’ committed, non-cancelable, time charter contracts, are as follows:

Year ending December 31,	Amount
2016	220,755
2017	376,706
2018	198,759
2019	122,306
2020	93,841
2021 and thereafter	217,011
1,229,378

(b) Capital Commitments: Pursuant to the Restated Framework Deed the Company has a contractual commitment of approximately $58,845 representing 49% of the remaining construction cost of five vessels under construction, 40% of the remaining construction cost of three vessels under construction and 25% of the construction cost of two vessels under construction (Note 9).

(c) Debt Guarantees with respect to entities formed under the Framework Deed: In connection with the debt financing of 4 of the 11,000 TEU vessels on order through entities formed under the Framework Deed, Costamare agreed to guarantee 100% of the relevant debt of the following entities formed under the Framework Deed with York, Ainsley Maritime Co., Ambrose Maritime Co., Kemp Maritime Co. and Hyde Maritime Co., which own Hulls NCP0115, NCP0116, NCP0113 and NCP0114, respectively. As at June 30 2016, Costamare has guaranteed $88,000 of debt related to Kemp Maritime Co. and Hyde Maritime (Note 9). In connection with the guarantee, York has agreed to an arrangement whereby, in the event Costamare is required to pay under any guarantee, Costamare is entitled to acquire all of the shares in the entities for whose benefit the guarantee has been issued that it does not already own for nominal consideration.

(d) Other: Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims not covered by insurance or contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any other claims or contingent liabilities which should be disclosed or for which a provision should be established in the accompanying consolidated financial statements.

The Company is covered for liabilities associated with the individual vessels’ actions to the maximum limits as provided by Protection and Indemnity (“P&I”) Clubs, members of the International Group of P&I Clubs.